UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Co-registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 13, 2006, Warner Music Group Corp. (NYSE: WMG) issued a press release, which is furnished as Exhibit 99.1 hereto, announcing that Richard Blackstone will move from his position as Chairman and CEO of Warner/Chappell Music, WMG’s music publishing unit, and take the new role of Senior Advisor to Edgar Bronfman, Jr., Chairman and Chief Executive Officer of Warner Music Group, effective January 3, 2007. In his new position, Blackstone will focus on music publishing matters related to strategic acquisitions, international licensing initiatives and global expansion. David H. Johnson, Warner Music Group’s Executive Vice President and General Counsel will assume the Warner/Chappell CEO position on an interim basis while the company conducts a search for Mr. Blackstone’s permanent successor. During the transition period, Paul Robinson, WMG’s Senior Vice President and Deputy General Counsel will serve as acting General Counsel for WMG.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release issued by Warner Music Group Corp. on December 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: December 13, 2006	By:	/s/ Michael D. Fleisher
Michael D. Fleisher
Chief Financial Officer

WMG Acquisition Corp.

	By:	/s/ Michael D. Fleisher
Date: December 13, 2006		Michael D. Fleisher
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Warner Music Group Corp. on December 13, 2006.

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